MERRILL LYNCH
STRATEGIC
DIVIDEND FUND







FUND LOGO







Semi-Annual Report

January 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH STRATEGIC DIVIDEND FUND


Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863







DEAR SHAREHOLDER

Although the partial shutdown of the US Government curtailed the release of most economic data for the January quarter, it was nonetheless apparent that gross domestic product (GDP) growth continued to be lackluster. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by modestly lowering short-term interest rates in both December and January. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

Portfolio Matters
For the three month period ended January 31, 1996, total returns for Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares were +12.13%, +11.88%, +11.84% and +12.10%, respectively, exceeding the unmanaged Standard & Poor's 500 Composite Index's total return of +10.01% and the higher-yielding S&P's stocks estimated total return of +9.60%. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4--6 of this report to shareholders.)

Our strategy continued to focus primarily on investments which yield above the S&P 500. At January quarter-end, two-thirds of the Fund's equity investments had yields that were 100 basis points--600 basis points (1.00%--6.00%) above the yield of the S&P 500. The dividend yield of the S&P 500 as of January 31, 1996 (based on 1995 dividends) was 2.2% while the gross weighted (by dollars invested) yield of the Fund's equity investments was 3.4%.

Stocks with yields at or above the S&P 500 generally performed in line with the overall stock market, which climbed to record levels during the January quarter. This was achieved despite the relative underperformance of electric utility and telecommunications stocks, which returned -2.3% and -3.7%, respectively. Positive relative price performance was achieved by the energy and financial sectors which rose 0.97% and 3.80%, respectively. Natural gas and oil stocks modestly outpaced the performance of the overall market during the quarter ended January 31, 1996 as the colder weather across the country had a significant positive impact on oil and natural gas prices. Financial stocks benefited from declining interest rates and continued strong earnings reports.

During the January quarter we eliminated two positions, established six new positions, and reduced fifteen holdings. Since Federal Paper Board Co., Inc. agreed to be acquired by International Paper Co., we chose to eliminate our holding and realized capital gains in the former company. We also sold our entire position in NICOR, Inc. because we expect that a large capital spending program will hurt future earnings growth. Our new investments included Ford Motor Company, J.C. Penney Company, Inc., Edison International (formerly SCEcorp), Pacific Gas and Electric Company, United Technologies Corporation, and Weyerhaeuser Company.

Our investment in Ford Motor Company, the world's second-largest motor vehicle manufacturer, represented an addition to our automotive and auto parts holdings. Ford has one of the strongest balance sheets in the industry, generating strong excess cash flow which we believe will be returned to shareholders in the form of dividend increases and share repurchases. Tightly controlled raw material and personnel costs, combined with an improved product mix and the anticipated improvement in domestic and international automotive sales, should produce solid earnings in upcoming quarters. We believe the shares are attractively valued at current prices, based on historical dividend yield, and on price/book value and price/cash flow ratios.

With the purchase of J.C. Penney Company, Inc. shares, we increased our exposure to the attractively valued department store retail segment. J.C. Penney's strong balance sheet protects its generous dividend and should allow for further share repurchases. In the current highly competitive retailing environment, we believe that merchandisers must be focused, have strong managements and solid financials. The company's strategy focuses on well-priced, fashionable apparel and home lines sold under its exclusive private label brands. We expect J.C. Penney's sales to improve as the year progresses. At current price levels, the stock appears attractive based on its historical relative price/earnings and price/book value ratios.

Two California electric utilities were added to the Fund: Edison International and Pacific Gas and Electric Company. Uncertainty surrounding the outcome of the California Public Utilities Commission's order on industry restructuring depressed the share prices of both stocks to levels which, in our view, discounted any potential negative decision and its impact on their balance sheets and future earnings power.

United Technologies Corporation is a large, diversified industrial aerospace company which generates an increasing percentage of sales from global markets (approximately 55%) and commercial aerospace markets (approximately 61%). The company has the potential to exceed its five-year historical 12% annual earnings growth rate, yet its shares trade at stock market multiples, based on price/earnings and price/book value ratios. Strong cash flow and low debt puts the company in a good position to take advantage of the consolidating defense/aerospace businesses.

Our investment in Weyerhaeuser Company, one of the two-largest wood products companies and the fourth-largest US paper company, represents an addition to the Fund's holdings in the basic cyclical sector. We believe this sector offers attractive valuations at current levels. Weyerhaeuser owns extensive timberland acreage in the United States, and exports account for about 15% of sales. Its attractive dividend yield, solid balance sheet and the potential for earnings growth as demand for wood products rises, combined with a share repurchase plan, make Weyerhaeuser an attractive holding.

The outlook for the US economy, as it is continuously discounted in the stock market, is between optimism, as reflected in cyclical stock prices, and pessimism, as reflected in defensive, interest-sensitive stock prices. Recently, cyclicals became overly depressed. However, the recent rally may counter that minority who recently have begun discussing a possible recession. In the midst of this argument, our investment strategy includes using a diversified mixture of quality stocks with generally above market-yields that have the potential for additional upside with limited downside risk.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President





(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



March 13, 1996






PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results
                                                                                                     12 Month       3 Month
                                                              1/31/96    10/31/95      1/31/95       % Change       % Change
ML Strategic Dividend Fund Class A Shares*                     $12.56      $11.57       $11.07        +26.33%(1)    +10.69%(2)
ML Strategic Dividend Fund Class B Shares*                      12.56       11.56        11.06        +26.44(1)     +10.78(2)
ML Strategic Dividend Fund Class C Shares*                      12.50       11.52        11.04        +26.12(1)     +10.65(2)
ML Strategic Dividend Fund Class D Shares*                      12.56       11.57        11.07        +26.32(1)     +10.69(2)
Standard & Poor's 500 Index**                                  636.02      581.50       470.42        +35.20        + 9.38
ML Strategic Dividend Fund Class A Shares--Total Return*                                              +31.22(3)     +12.13(4)
ML Strategic Dividend Fund Class B Shares--Total Return*                                              +29.91(5)     +11.88(6)
ML Strategic Dividend Fund Class C Shares--Total Return*                                              +29.88(7)     +11.84(8)
ML Strategic Dividend Fund Class D Shares--Total Return*                                              +30.95(9)     +12.10(10)
Standard & Poor's 500 Index--Total Return**                                                           +38.63        +10.01

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.309 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.238 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.463 per share ordinary income dividends and $1.309 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.160 per share ordinary income dividends and $0.238 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.330 per share ordinary income dividends and $1.309 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.122 per share ordinary income dividends and $0.238 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.358 per share ordinary income dividends and $1.309 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.132 per share ordinary income dividends and $0.238 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.439 per share ordinary income dividends and $1.309 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.157 per share ordinary income dividends and $0.238 per share capital gains distributions.


Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1995                               10.70         12.22         1.309            0.463            +32.08
1/1/96--1/31/96                    12.22         12.56          --               --              + 2.78
                                                              ------           ------
                                                        Total $3.690     Total $3.853

                                                          Cumulative total return as of 1/31/96:+120.07%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.596            0.333            - 0.82
1995                               10.71         12.24         1.309            0.330            +30.73
1/1/96--1/31/96                    12.24         12.56          --               --              + 2.61
                                                              ------           ------
                                                        Total $3.816     Total $3.319

                                                          Cumulative total return as of 1/31/96:+129.27%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $11.84        $10.69        $0.798           $0.108            - 2.02%
1995                               10.69         12.17         1.309            0.358            +30.59
1/1/96--1/31/96                    12.17         12.50          --               --              + 2.71
                                                              ------           ------
                                                        Total $2.107     Total $0.466

                                                           Cumulative total return as of 1/31/96:+31.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $11.85        $10.71        $0.798           $0.115            - 1.88%
1995                               10.71         12.22         1.309            0.439            +31.69
1/1/96--1/31/96                    12.22         12.56          --               --              + 2.78
                                                              ------           ------
                                                        Total $2.107     Total $0.554

                                                           Cumulative total return as of 1/31/96:+32.81%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +32.08%        +25.14%
Five Years Ended 12/31/95                 +12.68         +11.47
Inception (11/29/88) through 12/31/95     +11.34         +10.49

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +30.73%        +26.73%
Five Years Ended 12/31/95                 +11.55         +11.55
Inception (11/25/87) through 12/31/95     +10.43         +10.43

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +30.59%        +29.59%
Inception (10/21/94) through 12/31/95     +22.92         +22.92

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +31.69%        +24.77%
Inception (10/21/94) through 12/31/95     +23.93         +18.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                      Shares                                                               Value    Percent of
EUROPE       Industries                Held   Common Stocks                                Cost          (Note 1a)  Net Assets
Netherlands  Oil--International       20,000  Royal Dutch Petroleum PLC (ADR)*       $    1,157,315   $    2,780,000    1.6%

                                              Total Investments in the Netherlands        1,157,315        2,780,000    1.6


Spain        Oil & Gas Producers      52,000  Repsol S.A. (ADR)*                          1,661,156        1,813,500    1.0

                                              Total Investments in Spain                  1,661,156        1,813,500    1.0


United       Oil--International       19,000  British Petroleum Co. PLC (ADR)*            1,676,727        1,854,875    1.1
Kingdom
                                              Total Investments in the
                                              United Kingdom                              1,676,727        1,854,875    1.1


                                              Total Investments in Europe                 4,495,198        6,448,375    3.7


NORTH
AMERICA


United       Aerospace & Defense      52,000  Northrop Grumman Corp.                      1,861,886        3,328,000    1.9
States                                30,000  TRW Inc.                                    1,663,738        2,535,000    1.5
                                      22,000  United Technologies Corporation             1,917,069        2,257,750    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,442,693        8,120,750    4.7

             Automobiles              85,000  Ford Motor Company                          2,416,975        2,518,125    1.5
                                      50,000  General Motors Corp.                        2,421,750        2,631,250    1.5
                                                                                       ------------     ------------  ------
                                                                                          4,838,725       5,149,375     3.0

             Automotive Equipment     72,000  Arvin Industries, Inc.                      1,656,934        1,413,000    0.8
                                      60,000  Dana Corp.                                  1,649,850        1,972,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        3,385,500    1.9

             Banks                    20,000  Barnett Banks, Inc.                         1,002,350        1,170,000    0.7
                                      28,000  Boatmen's Bancshares, Inc.                  1,004,500        1,197,000    0.7
                                      55,000  The Chase Manhattan Corp.                   1,934,896        3,795,000    2.2
                                      74,000  CoreStates Financial Corp.                  2,584,814       2,960,000     1.7
                                      26,000  First Commerce Corp.                          832,910          845,000    0.5
                                      23,000  Mellon Bank Corp.                             990,205        1,219,000    0.7
                                      23,000  Mercantile Bancorp.                         1,002,055        1,003,375    0.6
                                                                                       ------------     ------------  ------
                                                                                          9,351,730       12,189,375    7.1

             Chemicals                23,000  The Dow Chemical Co.                        1,369,880        1,713,500    1.0
                                      55,000  du Pont (E.I.) de Nemours & Co.             3,702,875        4,228,125    2.5
                                                                                       ------------     ------------  ------
                                                                                          5,072,755        5,941,625    3.5

             Cosmetics & Household    17,000  Avon Products, Inc.                         1,009,895        1,343,000    0.8
             Products                 42,000  The Clorox Co.                              2,495,108        3,470,250    2.0
                                                                                       ------------     ------------  ------
                                                                                          3,505,003        4,813,250    2.8


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
NORTH AMERICA                         Shares                                                               Value    Percent of
(concluded)  Industries                Held   Common Stocks                                Cost          (Note 1a)  Net Assets
United       Drugs                    40,000  Bristol-Myers Squibb Co.               $    1,826,550    $   3,540,000    2.1%
States                                60,000  Eli Lilly & Co.                             1,631,988        3,450,000    2.0
(concluded)                                                                            ------------     ------------  ------
                                                                                          3,458,538        6,990,000    4.1

             Electrical               65,000  General Electric Co.                        3,140,231        4,988,750    2.9
             Equipment

             Financial                60,000  American Express Co.                        1,281,835        2,760,000    1.6
             Services                 60,000  Beneficial Corp.                            2,305,713        2,932,500    1.7
                                                                                       ------------     ------------  ------
                                                                                          3,587,548        5,692,500    3.3

             Food Merchandising       20,000  Lance, Inc.                                   360,000          337,500    0.2

             Hardware Products        51,000  The Stanley Works                           2,138,235        2,626,500    1.5

             Information              20,000  Xerox Corp.                                 2,054,831        2,472,500    1.4
             Processing

             Insurance                95,000  American General Corp.                      1,961,793        3,586,250    2.1
                                      50,000  Lincoln National Corp.                      2,135,530        2,643,750    1.5
                                     110,000  Ohio Casualty Corp.                         3,512,187        4,070,000    2.4
                                                                                       ------------     ------------  ------
                                                                                          7,609,510       10,300,000    6.0

             Metals                   55,000  Carpenter Technology Corp.                  1,747,599        2,090,000    1.2
                                      75,000  Cyprus Amax Minerals Co.                    1,972,357        1,987,500    1.2
                                                                                       ------------     ------------  ------
                                                                                          3,719,956        4,077,500    2.4

             Miscellaneous            28,000  Minnesota Mining & Manufacturing
             Technology                       Company                                     1,671,180        1,806,000    1.0

             Oil--Domestic            30,000  Atlantic Richfield Co.                      3,395,562        3,408,750    2.0
                                      80,000  Phillips Petroleum Co.                      2,769,768        2,610,000    1.5
                                                                                       ------------     ------------  ------
                                                                                          6,165,330        6,018,750    3.5

             Oil--International       40,000  Exxon Corp.                                 2,379,692        3,210,000    1.9
                                      20,000  Mobil Corp.                                   915,150        2,215,000    1.3
                                      30,000  Texaco Inc.                                 1,407,728        2,426,250    1.4
                                                                                       ------------     ------------  ------
                                                                                          4,702,570        7,851,250    4.6

             Paper & Forest           60,000  Weyerhaeuser Company                        2,666,100        2,767,500    1.6
             Products

             Photography              45,000  Eastman Kodak Co.                           1,827,775        3,301,875    1.9

             Publishing/Printing      35,000  McGraw-Hill, Inc.                           2,434,950        3,115,000    1.8

             Real Estate              40,000  Avalon Properties, Inc.                       846,650          890,000    0.5
             Investment Trust         28,000  Developers Diversified Realty Corp.           791,000          805,000    0.5
                                      30,000  Patriot American Hospitality Inc.             720,000          825,000    0.5
                                      35,000  Simon Property Group, Inc.                    886,200          783,125    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,243,850        3,303,125    2.0

             Retail                   50,000  J.C. Penney Company Inc.                    2,315,950        2,450,000    1.4
                                      29,000  May Department Stores Co.                   1,257,489        1,290,500    0.7
                                      36,000  Sears, Roebuck & Co.                        1,208,160        1,494,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          4,781,599        5,234,500    3.0

             Savings & Loan           80,000  Great Western Financial Corporation         1,685,600        1,920,000    1.1

             Transportation           35,000  Union Pacific Corp.                         1,752,100        2,331,875    1.4

             Utilities--Electric      85,000  American Electric Power Co., Inc.           2,682,600        3,761,250    2.2
                                     126,000  Consolidated Edison Co. of
                                              New York, Inc.                              3,559,500        4,252,500    2.5
                                      45,000  Edison International                          705,825          832,500    0.5
                                     100,000  Houston Industries Inc.                     1,934,250        2,400,000    1.4
                                      60,000  Northern States Power Co.                   2,613,600        3,082,500    1.8
                                      25,000  Pacific Gas and Electric Company              689,250          693,750    0.4
                                      66,000  Public Service Co. of Colorado              2,137,905        2,376,000    1.4
                                      64,000  Public Service Enterprise Group, Inc.       2,245,120        2,000,000    1.2
                                     100,000  Wisconsin Energy Corp.                      2,593,500        3,150,000    1.8
                                                                                       ------------     ------------  ------
                                                                                         19,161,550       22,548,500   13.2

             Utilities--Gas &        135,000  The Brooklyn Union Gas Co.                  3,619,350        3,780,000    2.2
             Gas Pipeline             70,000  Sonat, Inc.                                 1,237,693        2,415,000    1.4
                                                                                       ------------     ------------  ------
                                                                                          4,857,043        6,195,000    3.6

             Utilities--              69,000  GTE Corp.                                   2,455,578        3,174,000    1.8
             Telecommunications       60,000  NYNEX Corp.                                 2,299,200        3,217,500    1.9
                                     100,000  Southern New England Telecommuni-
                                              cations Corp.                               3,431,713        4,000,000    2.3
                                      58,000  Sprint Corporation                          2,091,570        2,501,250    1.5
                                                                                       ------------     ------------  ------
                                                                                         10,278,061       12,892,750    7.5

                                                Total Investments in North America      122,814,247      156,371,250   91.0


                                                Total Common Stocks                     127,309,445      162,819,625   94.7


                                     Face
                                    Amount    Short-Term Securities

             Repurchase           $6,896,000  UBS Securities Inc., purchased on
             Agreements**                     1/31/1996 to yield 5.90% to 2/01/1996       6,896,000        6,896,000    4.0

             US Government         2,000,000  Federal National Mortgage Association,
             & Agency                         5.16% due 3/22/1996                         1,985,380        1,985,380    1.2
             Obligations***
                                              Total Short-Term Securities                 8,881,380        8,881,380    5.2

             Total Investments                                                         $136,190,825      171,701,005   99.9
                                                                                       ============
             Other Assets Less Liabilities                                                                   120,557    0.1
                                                                                                        ------------  ------
             Net Assets                                                                                 $171,821,562  100.0%
                                                                                                        ============  ======


            *American Depositary Receipts (ADR).
           **Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.
          ***Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of January 31, 1996
Assets:             Investments, at value (identified cost--$136,190,825) (Note 1a)                         $171,701,005
                    Cash                                                                                          11,321
                    Receivables:
                      Dividends                                                            $    405,578
                      Beneficial interest sold                                                  178,159          583,737
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1f)                                                   69,527
                                                                                                            ------------
                    Total assets                                                                             172,365,590
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              170,033
                      Distributor (Note 2)                                                      108,099
                      Investment adviser (Note 2)                                                90,589          368,721
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       175,307
                                                                                                            ------------

                    Total liabilities                                                                            544,028
                                                                                                            ------------

Net Assets:         Net assets                                                                              $171,821,562
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    150,450
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        875,657
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         12,191
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        329,594
                    Paid-in capital in excess of par                                                         128,050,900
                    Undistributed investment income--net                                                         155,928
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                         6,736,662
                    Unrealized appreciation on investments--net                                               35,510,180
                                                                                                            ------------
                    Net assets                                                         .                    $171,821,562
                                                                                                            ============

Net Asset           Class A--Based on net assets of $18,896,437 and 1,504,495
Value:              shares of beneficial interest outstanding                                               $      12.56
                                                                                                            ============
                    Class B--Based on net assets of $110,009,842 and 8,756,570
                    shares of beneficial interest outstanding                                               $      12.56
                                                                                                            ============
                    Class C--Based on net assets of $1,523,607 and 121,908 shares
                    of beneficial interest outstanding                                                      $      12.50
                                                                                                            ============
                    Class D--Based on net assets of $41,391,676 and 3,295,941
                    shares of beneficial interest outstanding                                               $      12.56
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended January 31, 1996
Investment          Dividends (net of $28,229 foreign withholding tax)                                      $  3,334,300
Income              Interest and discount earned                                                                 175,806
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               3,510,106
                                                                                                            ------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $    623,989
                    Investment advisory fees (Note 2)                                           498,281
                    Transfer agent fees--Class B (Note 2)                                       135,140
                    Printing and shareholder reports                                             76,161
                    Accounting services (Note 2)                                                 54,275
                    Professional fees                                                            44,787
                    Registration fees (Note 1f)                                                  41,944
                    Account maintenance fees--Class D (Note 2)                                   27,077
                    Transfer agent fees--Class D (Note 2)                                        20,042
                    Transfer agent fees--Class A (Note 2)                                        16,799
                    Custodian fees                                                               10,362
                    Trustees' fees and expenses                                                   9,652
                    Account maintenance and distribution fees--Class C (Note 2)                   5,735
                    Transfer agent fees--Class C (Note 2)                                         1,338
                    Pricing fees                                                                    382
                    Other                                                                         4,218
                                                                                           ------------
                    Total expenses                                                                             1,570,182
                                                                                                            ------------
                    Investment income--net                                                                     1,939,924
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       10,899,509
(Loss) on             Foreign currency transactions--net                                             34       10,899,543
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net                                                       11,991,872
(Notes 1b, 1c,        Foreign currency transactions--net                                            (44)      11,991,828
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             22,891,371
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 24,831,295
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHAMGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           January 31,        July 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $  1,939,924     $  4,252,093
                    Realized gain on investments and foreign currency transactions--net      10,899,543       25,348,235
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   11,991,828       (9,619,672)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     24,831,295       19,980,656
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (276,378)        (668,538)
Shareholders          Class B                                                                (1,129,066)      (3,464,874)
(Note 1g):            Class C                                                                   (12,903)          (8,975)
                      Class D                                                                  (373,713)        (247,242)
                    Realized gain on investments--net:
                      Class A                                                                (2,003,328)      (2,560,061)
                      Class B                                                               (13,717,932)     (19,570,649)
                      Class C                                                                  (122,417)         (13,005)
                      Class D                                                                (2,210,481)        (470,632)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (19,846,218)     (27,003,976)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                     2,429,465      (18,312,516)
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total increase (decrease) in net assets                                   7,414,542      (25,335,836)
                    Beginning of period                                                     164,407,020      189,742,856
                                                                                           ------------     ------------
                    End of period*                                                         $171,821,562     $164,407,020
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    155,928     $      8,064
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios                                  Class A
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                     January 31,       For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:            1996++++     1995      1994      1993      1992
Per Share           Net asset value, beginning of period              $  12.24   $  12.78  $  13.60  $  12.79   $  11.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .39       .41       .44        .44
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.70       1.10      (.12)      .81        .93
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.89       1.49       .29      1.25       1.37
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.42)     (.46)     (.44)      (.48)
                      Realized gain on investments--net                  (1.38)     (1.61)     (.65)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.57)     (2.03)    (1.11)     (.44)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.56   $  12.24  $  12.78  $  13.60   $  12.79
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  16.63%+++  14.04%     2.38%    10.03%     11.96%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.07%*     1.05%      .85%      .81%       .88%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               3.16%*     3.39%     3.42%     3.38%      3.75%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 18,896   $ 18,687  $ 21,854  $ 34,228   $ 31,512
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  12.41%     52.69%    22.75%    25.23%     29.17%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
                  ++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios                                  Class B
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                     January 31,       For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:            1996++++     1995      1994      1993      1992
Per Share           Net asset value, beginning of period              $  12.23   $  12.77  $  13.59  $  12.78   $  11.88
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .13        .29       .33       .31        .34
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.70       1.07      (.18)      .81        .91
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.83       1.36       .15      1.12       1.25
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.12)      (.29)     (.32)     (.31)      (.35)
                      Realized gain on investments--net                  (1.38)     (1.61)     (.65)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.50)     (1.90)     (.97)     (.31)      (.35)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.56   $  12.23  $  12.77  $  13.59   $  12.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  16.05%+++  12.82%     1.30%     8.90%     10.85%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.10%*     2.09%     1.88%     1.84%      1.91%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.18%*     2.36%     2.39%     2.37%      2.74%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $110,010   $130,921  $167,889  $227,089   $239,048
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  12.41%     52.69%    22.75%    25.23%     29.17%
                                                                      ========   ========  ========  ========   ========



                                                                                      Class C               Class D
                                                                               For the    For the     For the   For the
                                                                                 Six      Period        Six     Period
                    The following per share data and ratios have been derived  Months     Oct. 21,    Months    Oct. 21,
                    from information provided in the financial statements       Ended    1994++ to     Ended   1994++ to
                    .                                                          Jan. 31,   July 31,    Jan. 31,  July 31,
                    Increase (Decrease) in Net Asset Value:                   1996++++      1995      1996++++    1995
Per Share           Net asset value, beginning of period                      $  12.20   $  11.84    $  12.24   $  11.85
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .12        .21         .15        .26
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            1.69       1.21        1.73       1.23
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.81       1.42        1.88       1.49
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.13)      (.25)       (.18)      (.29)
                      Realized gain on investments--net                          (1.38)      (.81)      (1.38)      (.81)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                            (1.51)     (1.06)      (1.56)     (1.10)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.50   $  12.20    $  12.56   $  12.24
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          16.00%+++  13.30%+++   16.52%+++  13.98%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.12%*     2.19%*      1.33%*     1.38%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       1.95%*     1.94%*      2.52%*     2.93%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,524   $    811    $ 41,392   $ 13,988
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          12.41%     52.69%      12.41%     52.69%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.






NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.


NOTES TO FINANCIAL STATEMENTS (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $197         $2,938
Class D                                  $611         $6,941


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $39,329 and $475 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $13,020 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $19,780,804 and $38,519,767, respectively.

Net realized and unrealized gains as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $10,899,486    $35,510,180
Short-term investments                     23             --
Foreign currency transactions              34             --
                                  -----------    -----------
Total                             $10,899,543    $35,510,180
                                  ===========    ===========


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $35,510,180, of which $36,284,577 related to appreciated securities and $774,397 related to depreciated securities. At January 31,1996, the aggregate cost of investments for Federal income tax purposes was $136,190,825.

4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $2,429,465 and $(18,312,516) for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            55,458   $    677,263
Shares issued to shareholders in
reinvestment of dividends and
distributions                         161,801      1,902,464
                                  -----------   ------------
Total issued                          217,259      2,579,727
Shares redeemed                      (239,639)    (2,932,310)
                                  -----------   ------------
Net decrease                          (22,380)  $   (352,583)
                                  ===========   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           181,563   $  2,155,978
Shares issued to shareholders in
reinvestment of dividends and
distributions                         222,923      2,499,626
                                  -----------   ------------
Total issued                          404,486      4,655,604
Shares redeemed                      (587,662)    (7,012,619)
                                  -----------   ------------
Net decrease                         (183,176)  $ (2,357,015)
                                  ===========   ============



Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           458,248   $  5,592,189
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,021,039     11,996,889
                                  -----------   ------------
Total issued                        1,479,287     17,589,078
Shares redeemed                    (1,267,040)   (15,418,807)
Automatic conversion of shares     (2,156,702)   (26,716,760)
                                  -----------   ------------
Net decrease                       (1,944,455)  $(24,546,489)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,056,552   $ 12,463,967
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,658,976     18,600,026
                                  -----------   ------------
Total issued                        2,715,528     31,063,993
Shares redeemed                    (3,932,552)   (46,733,450)
Automatic conversion of shares     (1,228,326)   (14,212,015)
                                  -----------   ------------
Net decrease                       (2,445,350)  $(29,881,472)
                                  ===========   ============

Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            64,592   $    787,921
Shares issued to shareholders in
reinvestment of dividends and
distributions                           8,325         97,650
                                  -----------   ------------
Total issued                           72,917        885,571
Shares redeemed                       (17,500)      (212,448)
                                  -----------   ------------
Net increase                           55,417   $    673,123
                                  ===========   ============



Class C Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                            76,521   $    887,173
Shares issued to shareholders in
reinvestment of dividends and
distributions                             963         10,674
                                  -----------   ------------
Total issued                           77,484        897,847
Shares redeemed                       (10,993)      (128,548)
                                  -----------   ------------
Net increase                           66,491   $    769,299
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           294,634   $  3,635,024
Automatic conversion of shares      2,153,981     26,716,760
Shares issued to shareholders in
reinvestment of dividends and
distributions                         180,345      2,138,177
                                  -----------   ------------
Total issued                        2,628,960     32,489,961
Shares redeemed                      (475,656)    (5,834,547)
                                  -----------   ------------
Net increase                        2,153,304   $ 26,655,414
                                  ===========   ============

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                           118,404  $   1,359,401
Automatic conversion of shares      1,226,771     14,212,015
Shares issued to shareholders in
reinvestment of dividends and
distributions                          54,447        595,598
                                  -----------   ------------
Total issued                        1,399,622     16,167,014
Shares redeemed                      (256,985)    (3,010,342)
                                  -----------   ------------
Net increase                        1,142,637   $ 13,156,672
                                  ===========   ============

[FN]
++Commencement of Operations.





PORTFOLIO CHANGES


For the Quarter Ended January 31, 1996

Additions

Edison International
Ford Motor Company
J.C. Penney Company, Inc.
Pacific Gas and Electric Company
United Technologies Corporation
Weyerhauser Company


Deletions

Federal Paper Board, Inc.
NICOR, Inc.

PORTFOLIO INFORMATION


As of January 31, 1996

                                                     Percent of
Ten Largest Common Stock Holdings                    Net Assets

General Electric Co.                                       2.9%
Consolidated Edison Co. of New York, Inc.                  2.5
du Pont (E.I.) de Nemours & Co.                            2.5
Ohio Casualty Corp.                                        2.4
Southern New England Telecommunications Corp.              2.3
The Chase Manhattan Corp.                                  2.2
The Brooklyn Union Gas Co.                                 2.2
American Electric Power Co., Inc.                          2.2
American General Corp.                                     2.1
Bristol-Myers Squibb Co.                                   2.1